                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Lifeline Systems, Inc.
   ---------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

   ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
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          ----------------------------------------------------------------------
     (4)  Date Filed:

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

                            LIFELINE SYSTEMS, INC.
                 111 Lawrence Street Framingham, MA 01702-8156

                               -----------------

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS May 15, 2002

To the Stockholders of
LIFELINE SYSTEMS, INC.:

   Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Lifeline Systems, Inc., a Massachusetts corporation (the "Company"), will be held on Wednesday, May 15, 2002, at 10:00 A.M., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, 02109, to consider and vote upon the following matters:

    1. The election of two Class I Directors, each to hold office until the Annual Meeting of Stockholders in 2005 and until his successor is elected and qualified;

    2. The ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year ending December 31, 2002;

    3. To transact such other business as may properly come before the meeting or any adjournment or adjournments of the meeting.

   This Notice and the accompanying proxy materials are being mailed to all holders of the Company's Common Stock. The close of business at 5:00 P.M., April 5, 2002 is the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. The stock transfer books of the Company remain open.

   All stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                          JEFFREY A. STEIN, Clerk

Framingham, Massachusetts
April 12, 2002

   WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                            LIFELINE SYSTEMS, INC.
                              111 Lawrence Street
                           Framingham, MA 01702-8156

                               -----------------

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                 May 15, 2002

   This Proxy Statement contains information about the Annual Meeting of Stockholders of Lifeline Systems, Inc. (the "Company"). The Annual Meeting is scheduled to be held at 10:00 A.M. local time on Wednesday, May 15, 2002 (the "Annual Meeting") at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts.

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting, and at any adjournment or adjournments of the Annual Meeting. All proxies will be voted in accordance with the instructions contained therein, and if no instruction is specified, the proxies will be voted in favor of proposals 1 and 2 set forth in the Notice of Meeting.

   Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Chief Financial Officer of the Company, by the submission of another signed proxy bearing a later date or by the stockholder's personal attendance at the meeting and voting by ballot. This Proxy Statement is being mailed to all holders of the Company's common stock on or about April 12, 2002.

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

   At the Annual Meeting, stockholders will consider and vote on the following matters:

    1. The election of two Class I Directors, each to hold office until the Annual Meeting of Stockholders in 2005 and until his successor is elected and qualified.

    2. The ratification of the selection by the Company's directors of PricewaterhouseCoopers LLP as the Company's independent accountants for the 2002 fiscal year.

   The stockholders will also act on any other business that may properly come before the Annual Meeting.

Who can vote?

   To be able to vote, you must have been a stockholder of record at the close of business on April 5, 2002. This date is the record date for the Annual Meeting.

   On April 5, 2002, there were 6,407,576 shares of common stock, $0.02 par value per share, of the Company (the "Common Stock") issued, outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

   Each share of Common Stock that you own on the record date entitles you to one vote on each matter that is proposed.

How can I vote?

   You can vote in one of two ways:

   You may vote by mail. You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States.

   You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the Annual Meeting.

Can I vote if my shares are held in "street name?"

   If the shares you own are held in "street name" by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares you will need to follow the directions your bank or brokerage firm provides to you. If you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain "discretionary" items, but will not be allowed to vote your shares with respect to certain "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes."

   If your shares are held in street name and you wish to attend the Annual Meeting on May 15, 2002, you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares. To be able to vote your shares held in street name at the Annual Meeting, you will need to obtain a proxy card from your brokerage firm or bank.

Can I change my vote after I mail my proxy card?

   Yes. You can change your vote and revoke your proxy at any time before the polls close at the Annual Meeting by doing any one of the following:

  .   signing another proxy with a later date;

  . giving the Chief Financial Officer of the Company a written notice before or at the Annual Meeting that you want to revoke your proxy; or

  .   voting in person at the meeting.

   Your attendance at the Annual Meeting alone will not revoke your proxy.

What constitutes a quorum?

   In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting, or at least 3,203,789 shares.

   Shares of Common Stock represented in person or by proxy (including "broker non-votes" and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. "Broker non-votes" are shares that are held in "street name" by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

   If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item?

   Election of Directors. The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors.

   Ratification of Accountants. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting on the matter is required for the ratification of the approval of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year ending December 31, 2002.

How will votes be counted?

   The shares you own will be voted according to the instructions on the proxy card you mail. If you mail the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in favor of proposals 1 and 2 as set forth in the Notice of Meeting.

   If you abstain from voting on a particular matter or your shares are "broker non-votes" your shares will not be voted in favor of any particular matter described in this proxy statement and will also not be counted as votes cast or shares voting on such matter. As a result, abstentions and broker non-votes will have no effect on the outcome of voting at the Annual Meeting.

Who will count the votes?

   The votes will be counted, tabulated and certified by the Company's transfer agent, Registrar and Transfer Company.

How does the Board of Directors recommend that I vote on the proposals?

   Your Board of Directors recommends that you vote:

   FOR the election of two Class I Directors each to hold office until the Annual Meeting of Stockholders in 2005 and until his successor is elected and qualified.

   FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2002.

Will any other business be conducted at the Annual Meeting or will other matters be voted upon?

   The Board of Directors does not know of any other matters that may come before the meeting. Under the Company's by-laws, the deadline for stockholders to notify the Company of any proposals or nominations for director to be presented for action at the Annual Meeting has passed. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the persons named in the proxy that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the Annual Meeting with respect to that matter or proposal.

Where can I find the voting results?

   The Company will report the voting results in its quarterly report on Form 10-Q for the second quarter of fiscal 2002, which the Company expects to file with the Securities and Exchange Commission, commonly referred to as the SEC, on or before August 14, 2002.

How can I obtain an annual report on Form 10-K?

   A copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2001 is included with this proxy statement.

   The Company will, upon written request of any stockholder, provide without charge an additional copy of its annual report on Form 10-K, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission. Requests should be addressed to the Company in care of:

   Chief Financial Officer
   Lifeline Systems, Inc.
   111 Lawrence Street
   Framingham, MA 01702-8156
   (508) 988-1000

Whom should I contact if I have any questions?

   If you have any questions about the Annual Meeting or your ownership of the Company's Common Stock, please contact the Company's Chief Financial Officer, at the address or telephone number listed above.

                          STOCK OWNERSHIP INFORMATION

   The following table sets forth certain information, as of January 31, 2002 unless otherwise indicated, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation," below, and (iv) all directors and executive officers of the Company as a group. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission that the named stockholders are direct or indirect beneficial owners of such shares. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares listed. The share amounts include those shares as to which the following persons had a right to acquire beneficial ownership by exercising stock options as of January 31, 2002, or within 60 days following that date: Mr. Baldwin, 14,001 shares, Mr. Feinstein, 141,475 shares, Mr. Hurley, 63,445 shares, Dr. Kasputys, 22,001 shares, Mr. Reich, 44,545 shares, Ms. Roberts, 22,001 shares, Mr. Shapiro, 9,001 shares, Mr. Strange, 50,598 shares, Dr. Vineyard, 26,001 shares and Mr. Wechsler, 11,333 shares. The share amounts also include shares beneficially owned by certain executive officers through participation in the Company's 401(k) Plan, as to which shares such person exercises sole investment and voting power.

                                                           Percent of
                                            Beneficially  Common Stock
        Name of Beneficial Owner               Owned     Outstanding(1)
        ------------------------            ------------ --------------
        VA Partners, LLC (2)...............   858,600         13.6%
          One Maritime Plaza, Suite 1400
          San Francisco, CA 94111

        Pequot Capital Management, Inc. (3)   745,025         11.8%
          500 Nyala Farm Road
          Westport, CT 06880

        L. Dennis Shapiro (4)..............   716,209         11.3%
          24 Essex Road
          Chestnut Hill, MA 02467

        T. Rowe Price Associates, Inc. (5).   559,700          8.9%
          100 E. Pratt Street
          Baltimore, MD 21202

        David L. Babson & Company, Inc. (3)   431,300          6.8%
          One Memorial Drive
          Cambridge, MA 02142

        SAFECO Corporation (6).............   422,650          6.7%
          4333 Brooklyn Ave. N.E.
          Seattle, WA 98185

        Ronald Feinstein (7)...............   379,507          5.9%
          c/o Lifeline Systems, Inc.
          111 Lawrence St.
          Framingham, MA 01702

        Richard M. Reich (8)...............    86,658          1.4%

        Dennis M. Hurley (9)...............    72,840          1.1%

        Donald G. Strange..................    53,821            *

        Joseph E. Kasputys, Ph.D...........    45,651            *

                                                                       Percent of
                                                        Beneficially  Common Stock
Name of Beneficial Owner                                   Owned     Outstanding(1)
------------------------                                ------------ --------------
Everett N. Baldwin (10)................................     36,001           *

Gordon C. Vineyard, M.D................................     32,802           *

Carolyn C. Roberts.....................................     23,001           *

Leonard E. Wechsler....................................     20,795           *

All directors and officers as a group (13 persons) (11)  1,500,834        22.2%

--------
* Less than 1% of the outstanding stock

 (1) Number of shares deemed outstanding includes 6,316,466 shares outstanding as of January 31, 2002, plus any shares subject to options held by the named person or entity that are currently exercisable or exercisable within 60 days after January 31, 2002.

 (2) Represents holdings as of November 30, 2001 based on a Form 4 filed with the Securities and Exchange Commission on December 10, 2001 by VA Partners, LLC.

 (3) Represents holdings as of December 31, 2001 based on a Schedule 13G filed with the Securities and Exchange Commission.

 (4) Includes the following shares as to all of which Mr. Shapiro disclaims beneficial ownership: 4,124 shares held by Mr. Shapiro as custodian for three children, over which he has sole voting and investment power; 35,312 shares held by Mr. Shapiro's wife; 12,360 shares held by Mr. Shapiro's wife as custodian for three children; 66,000 shares held by Mr. Shapiro's wife as co-trustee of three trusts for their children; 17,062 shares held by Mr. Shapiro's children, over which he has shared voting and investment power; 3,375 held by Mr. Shapiro's wife as co-trustee of three trusts for her mother and sisters.

 (5) These securities are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Stock Fund, Inc., which owns 333,600 shares for which T. Rowe Price Associates, Inc. (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

 (6) Represents holdings as of December 31, 2001 based on a Schedule 13G filed with the Securities and Exchange Commission on January 11, 2002 by SAFECO Corporation. Includes the following shares, as to all of which SAFECO Corporation disclaims beneficial ownership: 422,650 shares held by SAFECO Common Stock Trust, an investment company for which SAFECO Asset Management Company, a wholly owned subsidiary of SAFECO Corporation, acts as the investment advisor.

 (7) Includes 16,000 shares held by Mr. Feinstein's children. Also includes 16,552 shares and 25,641 shares pledged to the Company to secure a $300,000 and $250,000 loan, respectively, by the Company to Mr. Feinstein. See "Other Arrangements--Loans to Related Parties."

 (8) Includes 36,666 shares owned by Mr. Reich jointly with his wife.

 (9) Includes 7,123 shares owned by Mr. Hurley jointly with his wife.

(10) Includes 22,000 shares held by the Everett N. Baldwin Revocable Trust of 1997.

(11) Includes an aggregate of 441,538 shares subject to stock options that are currently exercisable or exercisable within 60 days after January 31, 2002. Also includes 17,139 shares beneficially owned by such persons through the 401(k) Plan as to which such persons possess sole investment and voting power.

                             ELECTION OF DIRECTORS

   The Company's Board of Directors is classified into three classes (designated Class I Directors, Class II Directors and Class III Directors), with members of each class holding office for staggered three-year terms. There are currently two Class I Directors, whose terms expire at the 2002 Annual Meeting of Stockholders, two Class II Directors, whose terms expire at the 2003 Annual Meeting of Stockholders and two Class III Directors, whose terms expire at the 2004 Annual Meeting of Stockholders.

   The persons named in the proxy will vote to elect as Class I Directors the two nominees named below unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. If any of the nominees becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that either of the nominees will be unavailable. L. Dennis Shapiro has served as Chairman of the Board of Directors of the Company since 1978. Everett N. Baldwin has served as a member of the Board of Directors of the Company since 1991. Both of the nominees will be elected to hold office until the Annual Meeting of Stockholders in 2005, and until his successor is elected and qualified.

   The following table sets forth the name of the nominees for election to the Board of Directors at the Annual Meeting, followed by the name of each other director who will continue in office after the Annual Meeting, and each such person's principal occupation and business experience during the past five years, his or her age and the year in which he or she became a director of the Company.

                                                                                                  First Became
Name, Principal Occupation and Business Experience During the Past Five Years                 Age  a Director
-----------------------------------------------------------------------------                 --- ------------

The two nominees for election as Class I Directors to serve until the Annual Meeting of Stockholders in 2005:

L. DENNIS SHAPIRO............................................................................ 68      1978
  Mr. Shapiro has been Chairman of the Board since 1978 and was Chief Executive Officer and Treasurer of the Company from 1978 through December 1988.* **

EVERETT N. BALDWIN........................................................................... 68      1991
  Mr. Baldwin served as President and Chief Executive Officer of Welch Foods, Inc. from
  August 1982 to August 1995, and as a Director of Welch Foods, Inc. from August 1982 to
  December 1995. Mr. Baldwin retired from Welch Foods in 1995.*

The two Class II Directors named below will continue in office until the Annual Meeting of Stockholders in 2003:

RONALD FEINSTEIN............................................................................. 56      1985
  Mr. Feinstein has been President and Chief Executive Officer of the Company since
  January 1, 1993.

JOSEPH E. KASPUTYS, PH.D..................................................................... 65      1985
  Dr. Kasputys founded and has been Chairman and Chief Executive Officer of Global
  Insight, Inc. since March 2001. Through its acquired companies, Global Insight provides economic and financial information and forecasts to clients in government, finance and industry. Prior to that, he was Chairman of Thomson Financial, a $2 billion division of The
  Thomson Corporation, from September 2000 to March 2001. He was Chairman, President
  and Chief Executive Officer of Primark Corporation, an international company traded on the NYSE primarily engaged in the information industry, from June 1987 to September
  2000, when Primark Corporation was acquired by The Thomson Corporation.** ***

                                                                                                First Became
Name, Principal Occupation and Business Experience During the Past Five Years               Age  a Director
-----------------------------------------------------------------------------               --- ------------

The two Class III Directors named below will continue in office until the Annual Meeting of Stockholders in 2004:

GORDON C. VINEYARD, M.D.................................................................... 65      1985
  Dr. Vineyard served as Director of Surgical Specialties and Radiology and Surgeon-in-
  Chief of the Harvard Vanguard Medical Associates from 1991 to May 1999 when he became interim Chief Executive Officer. From 1980 to 1991, he was its Chief of Surgery.
  Dr. Vineyard retired in March, 2000. Dr. Vineyard is also an Associate Clinical Professor of Surgery at the Harvard Medical School.*

CAROLYN C. ROBERTS......................................................................... 63      1994
  Ms. Roberts is CEO Emerita of Copley Health Systems, Inc., where she served as President and Chief Executive Officer from 1982 to October 2000. Ms. Roberts is currently the
  Health Policy Advisor for Senator James Jeffords of Vermont. Ms. Roberts served on the
  Board of Trustees of the American Hospital Association from 1990 to 1997, was Chair of the Board in 1994 and, from 1991 to 1996, was a member of its Executive Committee. Ms.
  Roberts is currently a member of the Board of Commissioners of the Joint Commission for
  Accreditation of Health Care Organizations ("JCAHO") and the Board of Directors of Joint
  Commission Resources and Joint Commission International.** ***

--------
  * Member of Audit Committee
 ** Member of Compensation Committee
*** Member of Stock Option Plans Committee

Board and Committee Meetings

   The Company has an Audit Committee, consisting of Messrs. Baldwin, Shapiro and Dr. Vineyard, each of whom is independent as defined by the applicable listing standards of the National Association of Securities Dealers. The principal functions of the Audit Committee are to make recommendations to the Board of Directors regarding the engagement of the Company's independent accountants, to review and approve any major accounting policy changes affecting the Company's operating results, to review the arrangements for and scope of the independent audit and the results of the audit, to review the scope of non-audit activities performed by the independent accountants and to assure that the accountants are in fact independent, and to establish and monitor policies to prohibit unethical, questionable or illegal activities by employees of the Company. The Audit Committee held five meetings during the fiscal year ended December 31, 2001. The Audit Committee operates under a written charter adopted by the Board of Directors in June 2000.

   Mr. Shapiro, Ms. Roberts and Dr. Kasputys serve as the members of the Compensation Committee. The principal function performed by the Compensation Committee is to make recommendations to the Board of Directors as to compensation arrangements, including bonuses for senior management. The Compensation Committee held two meetings during the fiscal year ended December 31, 2001.

   Dr. Kasputys and Ms. Roberts serve as the members of the Stock Option Plans Committee. The principal function of the Stock Option Plans Committee is to grant stock options to employees of the Company and to otherwise administer the Company's stock option plans. The Stock Option Plans Committee held four meetings during the fiscal year ended December 31, 2001.

   The Company has no nominating committee of the Board of Directors or committee performing similar functions. The Board of Directors will consider nominees for director recommended by stockholders of the Company. The names of such nominees should be forwarded to the Chief Financial Officer, Lifeline Systems, Inc., 111 Lawrence Street, Framingham, Massachusetts 01702-8156, who will submit them to the Board of Directors for its consideration.

   During the fiscal year ended December 31, 2001, the Board of Directors of the Company held seven meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees of the Board on which they respectively served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the directors, executive officers and the holders of more than 10% of the Common Stock of the Company to file with the SEC initial reports of ownership of the Company's Common Stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

   Based solely on its review of copies of reports filed by reporting persons of the Company or written representations from certain reporting persons that no Form 5 filing was required for such person, the Company believes that during fiscal 2001 all filings required to be made by its reporting persons were timely made in accordance with the requirements of the Exchange Act.

Directors' Compensation

   For the fiscal year ended December 31, 2001, each director who is not an executive officer received an annual retainer fee of $8,000 plus $750 for each Board meeting attended and $500 for each Committee meeting attended ($750 for each day during which a director attended both a Board and a Committee meeting). The Chairmen of the Audit Committee and the Compensation Committee each received an annual fee of $3,500 for their services in this capacity in addition to their regular annual retainer fee. Executive officers do not receive any additional remuneration for their services as directors. The Chairman of the Board, Mr. Shapiro, received an annual fee of $12,500 for his services as Chairman in addition to his regular annual retainer fee. Members of the Board of Directors receive $500 for each telephonic Committee meeting attended by them.

   The Company's 2000 Stock Incentive Plan (the "2000 Plan") provides that non-employee directors receive, on the sixth business day of each calendar year, options to purchase 3,000 shares of Common Stock at an exercise price equal to the fair market value of such shares on the date of grant, vesting one-third on the date of grant and one-third on each of the next two anniversary dates. In January 2001, the Stock Option Plans Committee granted non-employee directors additional options to purchase 2,000 shares of Common Stock at an exercise price equal to the fair market value of such shares on the date of grant vesting one-third on the date of grant and one-third on each of the next two anniversary dates.

Executive Compensation

  Summary Compensation

   The following table sets forth certain information concerning the compensation for each of the last three fiscal years of the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during the fiscal year ended December 31, 2001 who were serving as executive officers at December 31, 2001 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                        Long Term
                                      Annual Compensation              Compensation
                                ----------------------------    --------------------------
                                                                 Securities    All Other
                                                                 Underlying   Compensation
Name and Principal Position     Year     Salary($) Bonus($)     Options(#)(1)    ($)(2)
---------------------------     ----     --------- ---------    ------------- ------------
Ronald Feinstein............... 2001     $297,252  $345,091 (3)    40,000        $2,472
 President and Chief            2000      281,836   122,198 (3)    32,900         2,400
 Executive Officer              1999      267,712         --       25,000         2,000

Richard M. Reich............... 2001      179,850    87,144 (4)     7,500         2,422
 Senior Vice President and      2000      173,250    37,083 (4)     5,000         2,400
 Chief Information Officer      1999      160,292     8,450 (4)    11,000         2,000

Dennis M. Hurley............... 2001      161,933    75,218 (4)     7,500            --
 Senior Vice President, Finance 2000      155,583    30,224 (4)     7,000         1,200
 and Chief Financial Officer    1999      149,416     7,525 (4)     7,000         2,000

Donald G. Strange.............. 2001      156,667    76,070 (4)     7,500         2,424
 Senior Vice President, Sales   2000      148,917    31,950 (4)     7,000         2,400
                                1999      142,417     8,610 (4)     7,000         2,000

Leonard E. Wechsler............ 2001      115,286   113,389 (5)     9,000            --
 President, Lifeline Systems    2000      114,411   129,668 (5)    13,000            --
 Canada and Vice President      1999 (6)       --         --           --            --

--------
(1) Reflects the grant of options to purchase Common Stock.

(2) Represents Company contributions to the Company's 401(k) Plan.

(3) Represents amounts paid under the Company's Executive Bonus Plan. Also includes $41,117 and $92,216 paid to Mr. Feinstein in each of 2000 and 2001 as a special bonus pursuant to the terms of a Special Bonus Agreement with the Company, which amount was based on the Company's pre-tax profit in each of those years. See "Other Arrangements--Loans to Related Parties."

(4) Represents amounts paid under the Company's Executive Bonus Plan.

(5) Represents amounts paid in accordance with the Amended Employment Agreement between Mr. Wechsler and Lifeline Systems Canada, Inc.

(6) Mr. Wechsler did not serve as an executive officer of the Company during any part of the 1999 fiscal year.

  Option Grants

   The following table sets forth certain information concerning grants of stock options made during the fiscal year ended December 31, 2001 to each of the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                              Potential Realizable
                                                                                Value at Assumed
                                                                             Annual Rates of Stock
                                                                             Price Appreciation for
                                       Individual Grants                         Option Term(1)
                    -------------------------------------------------------- ----------------------
                    Securities  Percent of Total
                    Underlying  Options Granted  Exercise or
                     Options      To Employees   Base Price
Name                Granted(#)   in Fiscal Year   ($/Share)  Expiration Date    5%($)      10%($)
----                ----------  ---------------- ----------- ---------------  --------    --------
Ronald Feinstein...  40,000 (2)      19.57%        $13.375       2/07/11     $336,459    $852,652
Richard M. Reich...   7,500 (2)       3.67%         13.375       2/07/11       63,086     159,872
Dennis M. Hurley...   7,500 (2)       3.67%         13.375       2/07/11       63,086     159,872
Donald G. Strange..   7,500 (2)       3.67%         13.375       2/07/11       63,086     159,872
Leonard E. Wechsler   9,000 (2)       4.40%         13.375       2/07/11       75,703     191,847

--------
(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised.

(2) Exercisable in installments beginning 12 months after the date of grant, with one-third of the shares covered thereby becoming exercisable at that time and an additional one-third of the shares covered thereby becoming exercisable on each of the next two anniversary dates. Under the terms of the Company's 2000 Stock Incentive Plan, the Stock Option Plans Committee retains discretion, subject to limits set forth in the plan, to modify the terms of outstanding options. The options were granted for a term of ten years, subject to earlier termination in certain events related to termination of employment.

  Option Exercises and Year-End Values

   The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended December 31, 2001 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on December 31, 2001:

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                Number of Securities        Value of Unexercised
                                               Underlying Unexercised      In-the-Money Options at
                      Shares                Options at Fiscal Year-End(#)   Fiscal Year-End($)(1)
                    Acquired on    Value    ----------------------------- -------------------------
Name                Exercise(#) Realized($)   Exercisable/Unexercisable   Exercisable/Unexercisable
----                ----------- ----------- ----------------------------- -------------------------
Ronald Feinstein...   96,800    $1,434,768         122,444/70,266            $1,071,790/$692,986
Richard M. Reich...   13,166       131,794          38,179/19,566               358,119/ 161,738
Dennis M. Hurley...   15,000       168,867          56,412/19,566               674,134/ 169,153
Donald G. Strange..    5,000        56,539          43,565/19,566               490,197/ 169,153
Leonard E. Wechsler       --            --           6,833/20,167                44,135/ 175,332

--------
(1) Based on the fair market value of the Common Stock on December 31, 2001 (approximately $23.32), less the option exercise price.

Other Arrangements

  Feinstein Employment Agreement

   Pursuant to the terms of an employment agreement, as amended, effective as of August 27, 1992, Ronald Feinstein became the Executive Vice President and Chief Operating Officer of the Company on October 1, 1992, and the President and Chief Executive Officer on January 1, 1993. Mr. Feinstein receives a base salary of not less than $200,000 annually.

   Pursuant to the terms of Mr. Feinstein's employment agreement, Mr. Feinstein is eligible to receive a bonus equal to 50% of his base salary if the Company achieves the annual profit performance plan goals adopted by the Board of Directors and greater than 50% of his base salary if the Company exceeds such goals. Effective 2002, the Board of Directors increased this bonus to 60% of Mr. Feinstein's base salary for achieving such goals and greater than 60% of his base salary if the Company exceeds them. Pursuant to his employment agreement, Mr. Feinstein will continue to serve as a member of the Board of Directors during the period of his employment.

   Pursuant to his employment agreement, on August 27, 1992, Mr. Feinstein also received a nonstatutory stock option to purchase up to 150,000 shares of Common Stock at an exercise price of $3.00 per share (which represented the fair market value on the date of grant), vesting one-fifth on the date of grant and one-fifth on each of the next four anniversary dates. The original expiration date of this stock option was the fifth anniversary of the date of grant. On December 6, 1995, the Stock Option Plans Committee extended the exercise period of the option for an additional five years, so that the option would have expired on August 27, 2002. Mr. Feinstein exercised his remaining options under this grant on October 31, 2001.

   Pursuant to his employment agreement, Mr. Feinstein was also granted a stock option to purchase up to 100,000 shares of Common Stock at $3.00 per share (which represented the fair market value on the date of grant), subject to a vesting schedule that originally provided for vesting in three equal annual installments commencing April 15 in the year following the achievement of certain financial goals. On September 27, 1995, the Stock Option Plans Committee amended this option to provide for vesting on the earlier of the six-year anniversary of the date of grant or in three equal annual installments commencing April 15 in the year following the achievement of certain financial goals. On June 14, 1996, Mr. Feinstein's employment agreement was amended to provide for full vesting of this option in any event on August 27, 1998. The original expiration date of this option was six years from the date of grant, but on June 14, 1996 the Compensation Committee extended the exercise period of the option to seven years from the date of grant, so that the option would expire on August 27, 1999. Mr. Feinstein exercised this option on August 23, 1999. See "Loans to Related Parties."

   Upon termination by the Company of his employment as Chief Executive Officer and his membership on the Board of Directors, other than for cause, Mr. Feinstein will continue to receive his salary for 12 months. In the event of a change in control of the Company following which Mr. Feinstein no longer serves as the Chief Executive Officer of the Company within the Boston, Massachusetts metropolitan area or as a director of the Company, Mr. Feinstein may terminate the employment agreement and be paid three times his salary and bonus for the preceding fiscal year (subject to downward adjustment for any excess parachute payment as defined in Section 280G of the Internal Revenue Code of 1986, as amended).

  Wechsler Employment Agreement

   Pursuant to the terms of an employment agreement, effective as of January 1, 2000, between Leonard E. Wechsler and Lifeline Systems Canada, Inc., a subsidiary of the Company ("Lifeline Canada"), Mr. Wechsler became the President of Lifeline Canada. Pursuant to the terms of Mr. Wechsler's employment agreement, Mr. Wechsler is eligible to receive an annual performance bonus in accordance with the terms set forth in his employment agreement. In addition, Mr. Wechsler is eligible to receive a strategic bonus each year based on his achievement of objectives set by the Chief Executive Officer of the Company and Mr. Wechsler at the beginning of the year. Mr. Wechsler is also eligible to receive a long-term performance bonus based on three-year revenue and income goals covering the term of the agreement. Mr. Wechsler's employment agreement expires on December 31, 2002. Mr. Wechsler's agreement contains change of control provisions that provides for a certain lump sum payment to him if within two years of a change of control of Lifeline Canada Mr. Wechsler's employment is terminated without cause by Lifeline Canada or its successor or Mr. Wechsler terminates his employment for certain reasons. These change of control provisions survive the expiration of the agreement so long as Mr. Wechsler is employed by Lifeline Canada.

  Change of Control Agreements

   Each of the Company's executive officers, other than Mr. Feinstein and Mr. Wechsler, has entered into an agreement with the Company which provides that, if within 12 months of a change of control of the Company, such officer's employment is terminated without cause or the officer terminates his or her employment with the Company due to a significant change in responsibilities or condition of employment, then such officer would be entitled to receive a payment equal to one year's base salary then being paid to him or her.

  Loans to Related Parties

   In August 1999, the Company loaned $300,000 to Mr. Feinstein pursuant to a secured promissory note (the "Feinstein Note") for the exercise of a stock option which was to expire. The Feinstein Note, which bears interest at a rate of 6.77% per annum, payable annually in arrears, is due August 23, 2004 and is secured by a pledge of 16,552 shares of Common Stock of the Company. Mr. Feinstein had been granted the right to put 70,459 shares (representing the net number of shares issued to Mr. Feinstein with the proceeds of the loan, after withholding for taxes) back to the Company at a price equal to $16.3125 per share at any time during the 18-month period following April 30, 2001. In order to eliminate any potential compensation expense exposure to the Company as a result of this put right, Mr. Feinstein sold all shares covered by this agreement in the open market as of March 2002, thereby eliminating any right of Mr. Feinstein to put shares back to the Company. As of January 31, 2002, $300,000 was outstanding on the Feinstein Note.

   In April 2000, the Company loaned $250,000 to Mr. Feinstein pursuant to a secured promissory note (the "2000 Note"). The 2000 Note, which bears interest at a rate of 6.94% payable annually in arrears, is due April 5, 2005 and is secured by a pledge of 25,641 shares of Common Stock of the Company. As of January 31, 2002, $250,000 was outstanding on the 2000 Note.

   Pursuant to the terms of a special bonus arrangement between Mr. Feinstein and the Company, until the Feinstein Note and the 2000 Note are paid in full, the Company has agreed to pay Mr. Feinstein a bonus equal to the lesser of (x) the annual interest due on the Feinstein Note and the Note and (y) 1.0% of the Company's pre-tax profit ("Base Income") (a) in the first year that the Company achieves a specified level of Base Income and (b) in subsequent years, provided that the Company achieves certain percent increases in Base Income from the previous year.

                            STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative total stockholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return of (i) the Center for Research in Security Prices ("CRSP") Total Return Index for the Nasdaq National Market (U.S. Companies) (the "Nasdaq Composite Index") and (ii) the CRSP Total Return Index for Nasdaq Health Services Stocks ("Nasdaq Health Services Stocks"). This graph assumes the investment of $100 on December 31, 1996 in the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Health Services Stocks and assumes dividends are reinvested. Measurement points are at the last trading day of the fiscal years ended December 31, 1997, 1998, 1999, 2000 and 2001.

                             [GRAPH APPEARS HERE]


                                                     December 31,
                                          -----------------------------------
                                          1996  1997  1998  1999  2000  2001
                                          ----- ----- ----- ----- ----- -----
  Lifeline Systems, Inc.................. 100.0 143.6 142.9  85.7  72.1 136.7
  Nasdaq Composite Index (U.S. Companies) 100.0 122.5 172.7 320.9 193.0 153.2
  Nasdaq Health Services Stocks.......... 100.0 102.6  87.0  70.0  96.0 103.8

                     REPORT OF THE COMPENSATION COMMITTEE

Overview and Philosophy

   The Compensation Committee of the Board of Directors (the "Committee") is composed of the three undersigned non-employee directors and is responsible for the development and administration of the Company's executive compensation policies and programs, subject to the review and approval of the entire Board. The Committee reviews and recommends to the Board for its approval the salaries and incentive compensation of the executive officers of the Company. The Company also has a Stock Option Plans Committee, which grants stock options to executives and other key employees of the Company and otherwise administers the Company's stock option plans.

   The objectives of the Company's executive compensation program are as follows:

  .   support the achievement of strategic goals and objectives of the Company,

  . attract and retain key executives critical to the long-term success of the Company, and

  .   align the executive officers' interests with the success of the Company.

  Compensation Program

   The Company's executive compensation program consists of three principal elements: base salary, annual incentive compensation in the form of cash or stock options and long-term incentive compensation in the form of stock options. Generally, the Company's objective is to pay base compensation which is comparable to the fiftieth percentile total compensation package offered to officers in similar positions at comparable companies, and to pay total compensation, including annual bonuses and long-term incentives such as stock options, comparable to the seventy-fifth percentile total compensation package offered to officers in similar positions at comparable companies.

   The Company's annual bonus plan is designed to create incentives for meeting pre-tax profit goals. The Committee establishes a target bonus amount, which would be paid out in full in the event that the Company achieves an established pre-tax profit level, and which would be paid out to a lesser or greater extent in the event that the goals are not met or are surpassed. No annual bonus is paid if the Company's pre-tax profit falls below a minimum level established by the Committee. Officers are able to elect to receive stock options in lieu of a cash bonus. The number of such options is determined by a formula based on the cash bonus each officer would have received, a Black-Scholes option valuation model as of the grant date, and consideration of the risk associated with trading stock options for cash.

   Long-term incentives for executive officers and key managers are provided through stock options. The objectives of this program are to align executive and stockholder long-term interest by creating a strong and direct link between executive compensation and stockholder return.

   Stock options are granted at an option price equal to the fair market value of the Company's Common Stock on the date of grant and will only have value if the Company's stock price increases. In selecting executives eligible to receive option grants and determining the amount of such grants (other than options granted in lieu of cash under the annual bonus plan), the Committee evaluates a variety of factors, including (i) the job level of the executive,
(ii) option grants awarded by competitors to executives at a comparable job level, and (iii) past, current and prospective service to the Company rendered, or to be rendered, by the executive. During 2001, the Committee granted non-qualified options which vest in three equal installments commencing on the first anniversary date of the grant.

Chief Executive Officer's 2001 Compensation

   As of March 1, 2001, the Company's President and Chief Executive Officer, Mr. Ronald Feinstein, received a base salary of $300,000. For the year ended December 31, 2001, Mr. Feinstein also received options to purchase 40,000 shares which become exercisable in installments beginning 12 months after the date of grant, with one-third becoming exercisable at that time and an additional one-third becoming exercisable on each successive anniversary date. Mr. Feinstein's salary is reviewed each year by the Compensation Committee, and was adjusted by the Compensation Committee to $315,000 effective March 1, 2002, based on the Company's performance in 2001, a review of salary data for chief executive officers of comparable companies, at both the fiftieth and seventy-fifth percentile, and Mr. Feinstein's performance and the scope of his responsibilities. In addition, effective in 2002, the Compensation Committee increased the bonus Mr. Feinstein is eligible to receive to 60% of Mr. Feinstein's base salary if the Company achieves the annual profit performance plan goals adopted by the Board of Directors and greater than 60% of his base salary if the Company exceeds such goals. Mr. Feinstein is generally compensated on the same basis as the other executive officers of the Company, including a combination of base salary, bonus plan payments and stock options.

Compliance with Internal Revenue Code Section 162(m)

   Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers. The Company does not believe that Section 162(m) will generally have an effect on the Company, because of the current and expected compensation levels of its officers. However, the Committee intends to periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of its executive officer compensation (including its stock plans) to comply with certain exemptions provided in Section 162(m). To meet the requirements of
Section 162(m), the Board has established the Stock Option Plans Committee to administer all of the Company's stock option plans.

                                          Compensation Committee
                                          Joseph E. Kasputys, Ph.D., Chairman*
                                          Carolyn C. Roberts*
                                          L. Dennis Shapiro

--------
* Member of the Stock Option Plans Committee

Compensation Committee Interlocks and Insider Participation

   The current members of the Compensation Committee are Dr. Kasputys, Mr. Shapiro and Ms. Roberts. No member of the Compensation Committee was at any time during the fiscal year ended December 31, 2001, an officer or employee of the Company nor has any member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

   None of the Company's executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee of the Company's Board of Directors is composed of the three undersigned members and acts under a written charter first adopted and approved in June 2000. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market.

   The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2001 and discussed these financial statements with management. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and issuing a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with management, internal accounting, financial and auditing personnel and the independent accountants, the following:

  . the plan for, and the independent accountants' report on, each audit of the Company's financial statements,

  . the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to the Company's stockholders,

  . changes in the Company's accounting practices, principles, controls or methodologies,

  . significant developments or changes in accounting rules applicable to the Company, and

  . the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

   The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with PricewaterhouseCoopers LLP, the Company's independent accountants. SAS 61 requires the Company's independent accountants to discuss with the Audit Committee, among other things, the following:

  .   methods to account for significant unusual transactions,

  . the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus,

  . the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountants' conclusions regarding the reasonableness of those estimates, and

  . disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

   The Company's independent accountants also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires accountants annually to disclose in writing all relationships that in the accountants' professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent accountants their independence from the Company.

   Based on its discussions with management and the independent accountants, and its review of the representations and information provided by management and the independent accountants, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                          Audit Committee

                                          Everett N. Baldwin
                                          L. Dennis Shapiro
                                          Gordon C. Vineyard

Independent Accountants Fees and Other Matters

  Audit Fees

   As of January 31, 2002, PricewaterhouseCoopers LLP billed the Company an aggregate of $173,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2001.

  Financial Information Systems Design and Implementation Fees

   PricewaterhouseCoopers LLP did not bill the Company for any professional services rendered to the Company or its affiliates for the fiscal year ended December 31, 2001 in connection with financial information systems design or implementation, the operation or supervision of the Company's information system or the management of the Company's local area network.

  All Other Fees

   PricewaterhouseCoopers LLP billed the Company a total of $130,000 in other fees during the fiscal year ended December 31, 2001. These fees were related to professional services rendered in connection with obtaining a Tax Increment Finance Agreement with the town of Framingham, Massachusetts, where the Company relocated in 1999. The Audit Committee did not consider the provision of these services to be incompatible with PricewaterhouseCoopers LLP's independence.

                  RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

   Subject to ratification by the stockholders, the Board of Directors has selected the firm of PricewaterhouseCoopers LLP, certified public accountants, as independent accountants of the Company for the Company's 2002 fiscal year. Although stockholder approval of the Board of Directors' selection of PricewaterhouseCoopers LLP is not required by law, the Board of Directors believes that it is advisable to give the stockholders an opportunity to ratify this selection. If this proposal is not approved, the Board of Directors will reconsider its selection of PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

   The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Annual Report

   A copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2001 is included with this proxy statement and is incorporated herein by reference.

Solicitation of Proxies

   All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile machine and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in this regard.

Householding of Annual Meeting Materials

   Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's proxy statement or annual report may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write the Company at the following address or phone number: Lifeline Systems, Inc., 111 Lawrence Street Framingham, MA 01702-8156, Attention: Chief Financial Officer,
(508) 988-1000. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

Deadline for Submission of Stockholder Proposals

   The Company expects to hold its 2003 Annual Meeting in May 2003 and to mail its proxy statement in connection therewith on or around April 12, 2003. Accordingly, stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") for inclusion in the Company's proxy materials for its 2003 Annual Meeting of Stockholders must be received by the Chief Financial Officer of the Company at the principal offices of the Company no later than December 13, 2002. Written notice of proposals of Stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the 2002 Annual Meeting must be received on or before February 26, 2003, in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act.

                                          By Order of the Board of Directors,

                                          JEFFREY A. STEIN, CLERK

Framingham, Massachusetts
April 12, 2002

   THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                REVOCABLE PROXY
                             Lifeline Systems, Inc.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2002

   The undersigned hereby appoints L. Dennis Shapiro, Ronald Feinstein and Jeffrey A. Stein, and each of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of the capital stock of Lifeline Systems, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, on Wednesday, May 15, 2002 at 10:00 a.m. local time, and at any and all adjournment and adjournments thereof.

                                                     ------------------
Please be sure to sign and date                       Date
this Proxy in the box below.
-----------------------------------------------------------------------


Stockholder sign above                 Co-holder (if any) sign above
-----------------------------------------------------------------------

                                                            With-    For All
                                                    For     hold     Except
1. To elect two Class I Directors, each to          [_]     [_]        [_]
   hold office until the Annual Meeting of
   Stockholders in 2005 and until his
   successor is elected and qualified.

   (1) L. Dennis Shapiro
   (2) Everett N. Baldwin

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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                                                    For   Against    Abstain
2. To ratify the selection of Pricewater-           [_]     [_]        [_]
   houseCoopers LLP as the Company's
   independent accountants for 2002.

3. To transact such other business as may properly come before the meeting or any adjournment or adjournments of the meeting.

UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2 SET FORTH HEREON.

 The Board of Directors recommends a vote "FOR" proposals 1 and 2 listed above.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   +                                                                      +
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/\ Detach above card, sign, date and mail in postage paid envelope provided. /\

                             Lifeline Systems, Inc.

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   Should the above signed be present and choose to vote at the Meeting or at any adjournment of adjournments thereof, and after notification to the Chief Financial Officer of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Chief Financial Officer of the Company or by duly executing a proxy bearing a later date.

   The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting and a Proxy Statement.

   Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your fill title. If shares are held jointly, each holder should sign.

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT IT
IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION
WITH THE PROXY IN THE ENVELOPE PROVIDED.

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